UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2014

IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 818.871.1800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 23, 2014, Ixia (the “Company”) received a letter from The NASDAQ Stock Market LLC (“Nasdaq”) indicating that a Nasdaq Hearings Panel (the “Panel”) had granted the Company’s request to extend the stay of the suspension of trading in the Company’s common stock pending the Company’s scheduled hearing on June 12, 2014 before the Panel and a final determination regarding the Company’s listing status. As previously announced, the Company had requested a hearing regarding the potential delisting of the Company’s common stock and, as part of that request, had also requested that the extended stay be granted.

At the hearing, the Company plans to present a plan to regain compliance with the Nasdaq listing rule that requires the Company to be current in the filing of its periodic financial reports with the Securities and Exchange Commission (the “SEC”) and to request an extension of time to file its delayed reports. The Panel has the discretion to grant or deny the Company’s request. Any extension that is granted may not extend beyond November 13, 2014.

On May 23, 2014, the Company issued a press release that included information regarding the foregoing matters. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the scheduled hearing before the Panel and the relief that the Panel may grant the Company. In some cases, such forward-looking statements can be identified by terms such as may, will, should, expect, plan, believe, estimate, predict, or the like. Such forward-looking statements reflect the current intent, belief, and expectations of the Company’s management and are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that could cause the actual results to differ materially from the results predicted include, among others, whether the Company will be in a position to submit to the Panel a satisfactory plan to regain compliance with the Nasdaq listing rule that requires the timely filing of the Company’s periodic reports with the SEC. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 23, 2014 of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia

Dated: May 23, 2014	By:	/s/ Brent Novak
Brent Novak
Acting Chief Financial Officer and Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 23, 2014 of the Company

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